SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]    Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive proxy statement
[ ]    Definitive additional materials
[X]    Soliciting material under Rule 14a-12

                          LYNCH INTERACTIVE CORPORATION
                          -----------------------------
                (Name of Registrant as Specified in Its Charter)

            --------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

(1)  Title  of each  class  of  securities  to which  transaction  applies:  Not applicable
     ---------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies: Not applicable
     ---------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable
     ---------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction: Not applicable
     ---------------------------------------------------------------------------
(5)  Total fee paid: Not applicable

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid: Not applicable
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(2)  Form, Schedule or Registration Statement No.: Not applicable
--------------------------------------------------------------------------------
(3)  Filing Party: Not applicable
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(4)  Date Filed: Not applicable
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                                EXPLANATORY NOTE

     Lynch Interactive Corporation (the "Company") is filing materials contained in this Schedule 14A with the Securities and Exchange Commission (the "SEC") in connection with a possible solicitation of proxies in support of a reverse stock split at the next annual meeting of the stockholders of the Company. Attached hereto are press releases discussing a question raised by that proposal.

                    -----------------------------------------

LYNCH INTERACTIVE
CORPORATION
                                                                   Press Release
                                                           For Immediate Release

                     LYNCH INTERACTIVE CORPORATION ANNOUNCES
                ACQUISITION OF CABLE SYSTEMS IN UTAH AND PROVIDES
                     ADDITIONAL INFORMATION ON "GOING DARK"

RYE, New York, March 22, 2005 - Lynch Interactive Corporation (ASE:LIC) announced today that its subsidiary Central Telcom Services, LLC, based in Fairview, Utah, has closed on an agreement with Precis Communications, LLC, a Colorado limited liability company, to acquire a cable television system located in Sanpete and Sevier Counties, Utah. The purchase price of $3,735,200 is subject to adjustment at closing. With the addition of these 2,500 cable subscribers, Lynch Interactive will expand its cable services to over 6,100 customers. Central Telcom Services and its affiliates, including Central Utah Telephone Company, offer Internet and telephone services and will be well positioned to promote additional services to their new and existing customer base.

In addition, in response to questions raised by some shareholders about what is referred to as "going dark", it is the Company's current intention to voluntarily disseminate press releases, quarterly financial statements, and audited annual financial statements to its shareholders and other members of the general investment community. Going dark, for those on Wall Street, generally means deregistering with the SEC and being quoted on the "bulletin board," instead of a securities exchange.

Interactive is a holding company with subsidiaries in multimedia and actively seeks acquisitions, principally in existing business areas. Interactive's World Wide Web address is http://www.lynchinteractivecorp.com.

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Although Lynch Interactive believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by Lynch Interactive or any other person that the objectives and plans of Lynch Interactive will be achieved.

                                 * * * * * * *

Contact: John A. Cole
         Vice President, Corporate Development,
         Secretary and General Counsel

Release 05-05

                401 Theodore Fremd Avenue, Rye, New York 10580 -
                     Tel: 914-921-8821 - Fax: 914-921-6410

LYNCH INTERACTIVE
CORPORATION

                                                                   Press Release
                                                           For Immediate Release

                CORRECTION TO PREVIOUSLY ISSUED PRESS RELEASE FOR
                          LYNCH INTERACTIVE CORPORATION


RYE, New York, March 23, 2005 - Lynch Interactive Corporation (ASE:LIC) - With regard to the company's press release issued yesterday, the company notes that, if the proposal is adopted, it will not be listed on the "bulletin board" but in the "pink sheets."

Interactive is a holding company with subsidiaries in multimedia and actively seeks acquisitions, principally in existing business areas. Interactive's World Wide Web address is http://www.lynchinteractivecorp.com.

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Although Lynch Interactive believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by Lynch Interactive or any other person that the objectives and plans of Lynch Interactive will be achieved.

                                  * * * * * * *

Contact: John A. Cole
         Vice President, Corporate Development,
         Secretary and General Counsel
         914/921-8821

Release 05-06

                401 Theodore Fremd Avenue, Rye, New York 10580 -
                     Tel: 914-921-8821 - Fax: 914-921-6410

                            SUPPLEMENTAL INFORMATION

     The Company intends to make a preliminary filing with the SEC of proxy materials to be used to solicit votes for the approval of the reverse stock split to effect the going private transaction. The Company strongly advises all stockholders of the Company to read the proxy statement and any other relevant documents when it is available because it will contain important information. Such proxy statement and any other relevant documents will be available at no charge on the SEC's web site at http://www.sec.gov.